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                             AIM EQUITY FUNDS, INC.

                          AIM Capital Development Fund

                       Supplement dated February 5, 1999
                   to the Prospectus dated February 27, 1998,
                as supplemented July 1, 1998 and October 2, 1998

The paragraph under the heading "STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS" on page 8 of the prospectus is hereby deleted in its entirety and replaced with the following:


"STOCK INDEX FUTURES CONTRACTS, RELATED OPTIONS AND OPTIONS ON SECURITIES INDEXES. The Fund may purchase and sell stock index futures contracts and may also purchase options on stock index futures as a hedge against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will only enter into futures contracts, or purchase options thereon, in order to hedge the value of its portfolio against changes in market conditions. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

In addition, the Fund may purchase put options or write call options on securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. The premium paid for a put option plus any transaction costs for a put or call option will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the level of the securities index changes by an amount in excess of the premium paid, the put option may expire without value to the Fund.

Options are subject to certain risks, including the risk of imperfect correlation between the value of the option and the Fund's other investments and the risk that there may not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. This may cause the Fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

See the Statement of Additional Information for a description of the Fund's investments in futures contracts and options on futures contracts, including certain related risks. The Fund may purchase or sell futures contracts, purchase related options or purchase or sell options on securities indexes if, immediately thereafter, the sum of the amount of initial margin deposits and premiums on open positions with respect to futures contracts, related options and options on securities indexes would not exceed 5% of the market value of the Fund's total assets."